Exhibit 24.1
POWER OF ATTORNEY
The undersigned officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Michael G. Rippey

Name:	Michael G. Rippey
Title:	President and Chief Executive
Officer
(Principal Executive Officer)

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Fay West

Name:	Fay West
Title:	Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof..
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Allison Lausas

Name:	Allison Lausas
Title:	Vice President, Finance, Treasurer and Controller
Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

    The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Alvin Bledsoe

Name:	Alvin Bledsoe
Title:	Director

POWER OF ATTORNEY

    The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Martha Z. Carnes

Name:	Martha Z. Carnes
Title:	Director

POWER OF ATTORNEY

    The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Ralph M. Della Ratta, Jr.

Name:	Ralph M. Della Ratta, Jr.
Title:	Director

POWER OF ATTORNEY

    The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Susan R. Landahl

Name:	Susan R. Landahl
Title:	Director

POWER OF ATTORNEY

    The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ Michael W. Lewis

Name:	Michael W. Lewis
Title:	Director

POWER OF ATTORNEY

    The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Michael G. Rippey and Fay West and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2021.

Signature:	/s/ James E. Sweetnam

Name:	James E. Sweetnam
Title:	Director